UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 28, 2024

LOOP INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-38301	27-2094706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Fernand-Poitras

Terrebonne, Quebec, Canada, J6Y 1Y4

(Address of principal executive offices, including zip code)

(450) 951-8555

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	LOOP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) of Loop Industries, Inc. (the “Company”) was held virtually on June 28, 2024. At the 2024 Annual Meeting, the Company’s stockholders elected Laurent Auguste, Jonghyuk Lee, Louise Sams, Laurence Sellyn and Jay Stubina to serve as members of the Board of Directors of the Company (the “Board”) until the 2025 Annual Meeting of Stockholders or until their respective successors have been elected and qualified. On June 27, 2024, Daniel Solomita was elected to the Board upon the affirmative vote of the sole holder of the Company’s Series A Preferred Stock, resulting in a total of six directors. In addition, the Company’s stockholders took the following actions at the 2024 Annual Meeting: (i) the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2025 was ratified; and (ii) a proposal for advisory approval of the compensation of the Company’s named executive officers as disclosed in the proxy statement was approved.

The proposals below are described in detail in the Company’s definitive proxy statement dated May 29, 2024. The voting results for each proposal were as follows:

Proposal 1: Election of five directors to hold office until the 2025 Annual Meeting of Stockholders or until their respective successors have been elected and qualified:

	For	Withheld	Broker Non-Votes
Laurent Auguste	99,113,775	235,542	4,817,689
Jonghyuk Lee	99,102,014	247,303	4,817,689
Louise Sams	99,084,947	264,370	4,817,689
Laurence Sellyn	99,185,702	163,615	4,817,689
Jay Stubina	99,060,401	288,916	4,817,689

Proposal 2: Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2025:

For	Against	Abstain
104,145,766	13,256	7,984

Proposal 3: Vote to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement:

For	Against	Abstain	Broker Non-Votes
98,880,521	431,587	37,209	4,817,689

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOOP INDUSTRIES, INC.

Date: July 3, 2024	By:	/s/ Fady Mansour
Fady Mansour
Chief Financial Officer

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